 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2020

DIAMOND EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38908	83-4578968
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Avenue of the Stars, Suite 2300

Los Angeles, CA 90067

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 209-7280

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	DEACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DEAC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DEACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

In connection with the previously announced business combination (the “Business Combination”) between Diamond Eagle Acquisition Corp. (the “Company”), DraftKings Inc. (“DK”) and SBTech (Global) Limited (“SBT”), on February 27, 2020, the Company and DK issued a joint press release announcing that DK’s Chief Executive Officer, Jason Robins, will address attendees at the Morgan Stanley Technology, Media & Telecom Conference on March 3, 2020. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, the Company’s wholly owned subsidiary, DEAC NV Merger Corp. (“DEAC Nevada”), has filed a registration statement on Form S-4 (File No. 333-235805) (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), which includes a proxy statement/prospectus, and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of the Company’s common stock in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of DEAC Nevada to be issued in the Business Combination. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus included in the Registration Statement and, when available, the amendments thereto and the definitive proxy statement/prospectus, as these materials will contain important information about the parties to the Business Combination Agreement, the Company and the Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination and other matters as may be described in the Registration Statement. Stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Diamond Eagle Acquisition Corp., 2121 Avenue of the Stars, Suite 2300, Los Angeles, California, Attention: Eli Baker, President, Chief Financial Officer and Secretary, (310) 209-7280.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Registration Statement, and is available free of charge from the sources indicated above.

Each of DK and SBT and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Business Combination.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s, DK’s and SBT’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s, DK’s and SBT’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s, DK’s and SBT’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against the Company, DK and SBT following the announcement of the Business Combination Agreement and the transactions contemplated therein; (2) the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of the Company, approvals or other determinations from certain gaming regulatory authorities, or other conditions to closing in the Business Combination Agreement; (3) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transactions contemplated therein to fail to close; (4) the inability to obtain or maintain the listing of the post-Business Combination company’s common stock on Nasdaq following the Business Combination; (5) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (6) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (7) costs related to the Business Combination; (8) changes in applicable laws or regulations, particularly with respect to gaming; (9) the possibility that DK, SBT or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” in the Registration Statement, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release, dated February 27, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND EAGLE ACQUISITION CORP.

	By:	/s/ Eli Baker
	Name:	Eli Baker
	Title:	President, Chief Financial Officer and Secretary
Date: February 27, 2020